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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A2

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 14, 2002

OCEAN RESOURCES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-49750	33-0857223
(Commission File Number)	(I.R.S. Employer Identification No.)
3838 Camino Del Rio North, Suite 333, San Diego, California	92108
(Address of Principal Executive Offices)	(Zip Code)

(619) 280-8000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 1.    Changes in Control of Registrant

        Not applicable.

Item 2.    Acquisition or Disposition of Assets

        Not applicable.

Item 3.    Bankruptcy or Receivership

        Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant

        Not applicable.

Item 5.    Other Events

        Pursuant to the change of the fiscal year of Ocean Resources, Inc. (the "Company") as described below in Item 8, the Company will not be filing a Form 10-QSB for the quarterly period ended June 30, 2002 but will be filing a Form 10-KSB for the fiscal year ended June 30, 2002.

        Effective with the acquisition of Danepath Ltd. as of April 22, 2002, the Company elected to adopt the fiscal year end of Danepath Ltd. Accordingly, the Company has changed its fiscal year end to June 30th of each year.

        The Company inadvertently failed to state this change in its fiscal year in its earlier Form 8-K filings.

Item 6.    Resignation of Registrant's Directors

        Not applicable.

Item 7.    Financial Statements and Exhibits

        Not applicable.

Item 8.    Change in the Fiscal Year

        The Company has changed its fiscal year from December 31st to June 30th.

Item 9.    Regulation FD Disclosure

        Not applicable.

SIGNATURE

        Pursuant to the requirements required of the Securities and Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCEAN RESOURCES, INC.
DATED: August 14, 2002	BY:	/s/ GRAHAM D. JESSOP GRAHAM D. JESSOP President

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SIGNATURE